SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): January 13, 2003

LEVI STRAUSS & CO.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	333-36234	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET, SAN FRANCISCO, CALIFORNIA 94111
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(415) 501-6000
(Registrant’s telephone number, including area code)

ITEM 5      OTHER EVENTS AND REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 is a copy of Levi Strauss & Co.’s press release dated January 13, 2003 titled “Levi Strauss & Co. Enters into Binding Commitment Letter to Sell $50 million of 12¼% Senior Notes to AIG Global Investment Corp. or its Affiliate”.

ITEM 7     EXHIBITS

99.1          Press Release dated January 13, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: January 13, 2003	By:	/s/ William B. Chiasson
Name: William B. Chiasson Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 13, 2003